UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 12, 2020

Lightstone Value Plus Real Estate Investment Trust III, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55619	46-1140492
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Securities registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2019, Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”), through its wholly owned subsidiary, REIT III Cove LLC (“REIT III Cove”), REIT IV COVE LLC (“REIT IV Cove”), a subsidiary of the operating partnership of Lightstone Real Estate Income Trust Inc., a real estate investment trust also sponsored by the Company’s sponsor and a related party, LSG Cove LLC (“LSG Cove”), an affiliate of the Lightstone Group, LLC, the Company’s sponsor and a related party, (collectively, the “Redeemers”), Maximus Cove Investor LLC (“Maximus”), an unrelated third party, and RP Maximus Cove, LLC (the “Cove Joint Venture”), entered into a redemption agreement (the “Redemption Agreement”), pursuant to which the Cove Joint Venture would redeem the membership interests of the Redeemers for an aggregate redemption price of approximately $87.0 million.

Prior to redemption of any of the Redeemers’ membership interests, REIT III Cove, REIT IV Cove, LSG Cove and Maximus owned 22.5%, 22.5%, 45.0% and 10.0%, respectively, of the Cove Joint Venture. The Cove Joint Venture owns and operates The Cove at Tiburon (“The Cove”), a 281-unit, luxury waterfront multifamily rental property located in Tiburon, California.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 12, 2020, the Cove Joint Venture completed the redemption of the Redeemers’ membership interests in the Cove Joint Venture pursuant to the terms of the Redemption Agreement for an aggregate redemption price of approximately $87.0 million. In connection with the redemption of its 22.5% membership interest in the Cove Joint Venture, the Company received proceeds of approximately $21.8 million.

Item 9.01	Financial Statements and Exhibits

(a) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K and is furnished herewith and incorporated herein by reference.

Lightstone Value Plus Real Estate Investment Trust III, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018

Unaudited Notes to Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC.

Date: February 19, 2020	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Treasurer

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On August 19, 2019, certain wholly owned subsidiaries (collectively, the “Green Bay Sellers”) of Lightstone Value Plus Real Estate Investment Trust III, Inc.’s (the “Company”) operating partnership and MCR Hospitality Fund REIT LLC (the “Green Bay Buyer”), an unaffiliated third party, entered into a purchase and sale agreement (the “SpringHill Suites – Green Bay Agreement”) pursuant to which the Green Bay Sellers would dispose of a SpringHill Suites by Marriott hotel (the “SpringHill Suites – Green Bay Hotel”) located in Green Bay, Wisconsin to the Green Bay Buyers for an aggregate contractual sales price of $19.6 million.

On October 24, 2019, pursuant to the terms of the SpringHill Suites – Green Bay Agreement, the Green Bay Sellers completed the disposition of the SpringHill Suites – Green Bay Hotel to the Green Bay Buyer for an aggregate contractual sales price of $19.6 million. Approximately $12.0 million of the proceeds were used towards the repayment the Company’s revolving credit facility that was collateralized, in part, by the SpringHill Suites – Green Bay Hotel.

On December 17, 2019, the Company, through its wholly owned subsidiary, REIT III Cove LLC (“REIT III Cove”), REIT IV COVE LLC (“REIT IV Cove”), a subsidiary of the operating partnership of Lightstone Real Estate Income Trust Inc., a real estate investment trust also sponsored by the Company’s sponsor and a related party, LSG Cove LLC (“LSG Cove”), an affiliate of the Lightstone Group, LLC, the Company’s sponsor and a related party, (collectively, the “Redeemers”), Maximus Cove Investor LLC (“Maximus”), an unrelated third party, and RP Maximus Cove, LLC (the “Cove Joint Venture”), entered into a redemption agreement (the “Redemption Agreement”), pursuant to which the Cove Joint Venture would redeem the membership interests of the Redeemers for an aggregate redemption price of approximately $87.0 million.

Prior to the redemption of any of the Redeemers’ membership interests, REIT III Cove, REIT IV Cove, LSG Cove and Maximus owned 22.5%, 22.5%, 45.0% and 10.0%, respectively, of the Cove Joint Venture. The Cove Joint Venture owns and operates The Cove at Tiburon (“The Cove”), a 281-unit, luxury waterfront multifamily rental property located in Tiburon, California.

On February 12, 2020, the Cove Joint Venture completed the redemption of the Redeemers’ membership interests in the Cove Joint Venture pursuant to the terms of the Redemption Agreement for an aggregate redemption price of approximately $87.0 million. In connection with the redemption of its 22.5% membership interest in the Cove Joint Venture, the Company received approximately $21.8 million.

The following unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial statements of the Company after giving effect to the sale of the SpringHill Suites – Green Bay Hotel and the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statements of operations give effect to the disposal of the SpringHill Suites – Green Bay Hotel and the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture as if it had occurred on January 1, 2018 and the unaudited pro forma condensed consolidated balance sheet gives effect to the disposal of the SpringHill Suites – Green Bay Hotel and the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture as if it had occurred on September 30, 2019.

The pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the United States Securities and Exchange Commission (the “SEC”) on April 1, 2019, the Company’s Current Report on Form 8/K, filed with the SEC on October 30, 2019 and the Company’s Quarterly Report on Form 10-Q the quarter ended September 30, 2019, filed with the SEC on November 12, 2019.

The pro forma condensed consolidated balance sheet and statement of operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on September 30, 2019 or January 1, 2018, nor does it purport to represent our future operations.  In addition, the unaudited condensed consolidated pro forma financial information is based upon available information and upon assumptions and estimates, some of which are set forth in the notes to the unaudited pro forma condensed consolidated financial statements, which we believe are reasonable under the circumstances.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2019

(Amounts in thousands)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Net investment property	$112,825	$-		$112,825
Investment in unconsolidated affiliated real estate entity	27,164	(14,931)	(a)	12,233
Cash	5,763	21,758	(b)
		19,600	(c)
		(12,000)	(d)
		(423)	(e)	34,698
Other assets	7,251	-		7,251
Assets held for sale	18,162	(18,162)	(f)	-

Total assets	$171,165	$(4,158)		$167,007

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and other accrued expenses	$3,339	$-		$3,339
Mortgages payable, net	78,323	(12,000)	(d)	66,323
Due to related parties	1,221	-		1,221
Liabilities held for sale	592	(592)	(f)	-

Total liabilities	83,475	(12,592)		70,883

Total Company's stockholders' equity	75,598	6,827	(g)
		1,607	(h)	84,032

Noncontrolling interests	12,092	-		12,092

Total stockholders' equity	87,690	8,434		96,124

Total liabilities and stockholders' equity	$171,165	$(4,158)		$167,007

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(Amounts in thousands, except per share data)

	Historical	SpringHill Suites – Green Bay Hotel (i)	Pro Forma Adjustments		Pro Forma

Revenues	$25,513	$(2,776)	-		$22,737
Expenses:
Property operating expenses	15,896	(1,725)	-		14,171
Real estate taxes	1,216	(110)	-		1,106
General and administrative costs	2,176	(124)	(367)	(j)	1,685
Depreciation and amortization	4,406	(664)	-		3,742
Total operating expenses	23,694	(2,623)	(367)		20,704
Operating income	1,819	(153)	367		2,033
Interest expense	(3,500)	532	-		(2,968)
Loss from investments in unconsolidated affiliated real estate entities	(2,340)	-	2,181	(k)	(159)
Other income, net	109	-	-		109
Net loss	(3,912)	379	2,548		(985)
Less: net loss attributable to noncontrolling interests	1				1
Net loss attributable to common shares	$(3,911)				$(984)

Net loss per Company's common shares, basic and diluted	(0.29)				(0.07)

Weighted average number of common shares outstanding, basic and diluted	$13,389				$13,389

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(Amounts in thousands, except per share data)

	Historical	SpringHill Suites – Green Bay Hotel (i)	Pro Forma Adjustments		Pro Forma

Revenues	$33,967	$(4,507)	-		$29,460
Expenses:
Property operating expenses	20,852	(2,502)	-		18,350
Real estate taxes	1,628	(147)	-		1,481
General and administrative costs	2,963	(166)	(470)	(j)	2,327
Depreciation and amortization	5,610	(792)	-		4,818
Total operating expenses	31,053	(3,607)	(470)		26,976
Operating income	2,914	(900)	470		2,484
Interest expense	(5,224)	757	-		(4,467)
Loss from investments in unconsolidated affiliated real estate entities	(2,695)	-	2,746	(k)	51
Loss on sale of marketable securities	(56)	-	-		(56)
Other income, net	788	1	-		789
Net loss	(4,273)	(142)	3,216		(1,199)
Less: net loss attributable to noncontrolling interests	-				-
Net loss attributable to common shares	$(4,273)				$(1,199)

Net loss per Company's common shares, basic and diluted	(0.32)				(0.09)

Weighted average number of common shares outstanding, basic and diluted	$13,537				$13,537

The accompanying notes are an integral part of these pro forma unaudited condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST III, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

 (Dollars in thousands unless otherwise indicated)

1.	Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

The unaudited pro forma condensed consolidated financial statements of Lightstone Value Plus Real Estate Investment Trust III, Inc. (the “Company”) have been prepared based on the historical consolidated balance sheet of the Company as of September 30, 2019 and the historical consolidated statement of operations of the Company for the nine months ended September 30, 2019 and for the for the year ended December 31, 2018.

The Company employs accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company have been made.

The ongoing activity presented in these pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that reflect the disposal of the SpringHill Suites – Green Bay Hotel and the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture. This pro forma financial information is presented for illustrative purposes only, and is not necessarily  indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of the operating results and financial position that may occur in the future.

2.	Pro Forma Assumptions

Pro forma adjustments:

The accompanying condensed consolidated unaudited pro forma financial statements have been prepared as if the disposal of the SpringHill Suites – Green Bay Hotel and the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture was completed on September 30, 2019 for balance sheet purposes and January 1, 2018 for statement of operations purposes and reflect the following pro forma adjustments:

a)	To reflect the elimination of the Company’s 22.5% membership interest in the Cove Joint Venture.
b)	To reflect the redemption price for the Company’s 22.5% membership interest in the Cove Joint Venture of approximately $21.8, million, exclusive of closing and other transaction costs.
c)	To reflect the sale consideration of $19.6 million cash received in connection with the disposition of the SpringHill Suites – Green Bay Hotel, exclusive of closing and other transaction costs.
d)	To reflect the use of $12.0 million of proceeds used towards repayment of the Company’s revolving credit facility that was collateralized, in part, by the SpringHill Suites – Green Bay Hotel.
e)	To reflect the $0.4 million in estimated direct expenses paid in connection with the disposition of the SpringHill Suites – Green Bay Hotel including legal, accounting and other professional fees.
f)	To reflect the elimination of the net book value of the SpringHill Suites – Green Bay Hotel.
g)	To record the estimated net gain of $6.8 million on the redemption of the Company’s 22.5% membership interest in the Cove Joint Venture.
h)	To record the estimated net gain of $1.6 million on the disposition of the SpringHill Suites – Green Bay Hotel.
i)	To reflect the elimination of the operations of the SpringHill Suites – Green Bay Hotel.
j)	To reflect the elimination of asset management fees related to the Company’s 22.5% membership interest in the Cove Joint Venture. The Company’s advisor receives an annual asset management fee of 0.75% of the cost of the Company’s assets.
k)	To reflects the elimination of the loss from investments in unconsolidated affiliated real estate entities resulting from the Company’s 22.5% membership interest in the Cove Joint Venture

3.	Unaudited Pro Forma Earnings Per Share Data

The Company had no potentially dilutive securities outstanding during the periods presented. Accordingly, pro forma earnings per share is calculated by dividing net income attributable to the Company’s common shareholders by the weighted-average number of shares of common stock outstanding during the applicable period.